UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2020

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310 Englewood, CO 80112
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Le
Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Registered Direct Offering

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2020 by Gevo, Inc. (the “Company”), on August 20, 2020, the Company entered into a Securities Purchase Agreement with certain institutional and accredited investors providing for the issuance and sale by the Company of an aggregate of (i) 21,929,313 shares of the Company’s common stock (the “Shares”) at a price of $1.30 per share, and (ii) 16,532,232 pre-funded Series 2020-C warrants to purchase one share of the Company’s common stock (each, a “Series 2020-C Warrant”) at a price of $1.29 per Series 2020-C Warrant, in a registered direct offering (the “Offering”).

On August 25, 2020, the Company completed the Offering, and issued the Shares and the Series-C Warrants. The Series 2020-C Warrants are exercisable beginning on the date of issuance at a nominal exercise price of $0.01 per share of common stock any time until the Series 2020-C Warrants are exercised in full.

The foregoing description of the Series 2020-C Warrant does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Series-C warrant, a copy of which is attached as Exhibits 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Third Supplemental Indenture

On August 24, 2020, in connection with the Offering, the Company and its subsidiaries entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) with Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”) and collateral trustee (the “Collateral Trustee”), and the Requisite Holders (as defined therein), relating to the Company’s 12.0% Convertible Senior Secured Notes due 2020/2021. The Third Supplemental Indenture amends that certain Indenture, by and among the Company, and its subsidiaries, as guarantors, the Trustee, and the Collateral Trustee, dated as of January 10, 2020, to, among other things, permit the Offering and issuance of the Series 2020-C Warrants, and the incurrence of indebtedness by the Company under the Series 2020-C Warrants.

The foregoing description of the Third Supplemental Indenture does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Third Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Series 2020-C Warrant.
4.2

Third Supplemental Indenture, dated August 24, 2020, by and among Gevo, Inc., the guarantors party thereto, Wilmington Savings Fund Society, FSB, as trustee and collateral trustee, and the Requisite Holders.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: August 26, 2020	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
General Counsel and Secretary